UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7396

Western Asset Managed High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, N.Y. N.Y. 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: February 28

Date of reporting period: February 28, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2015

WESTERN ASSET

MANAGED HIGH INCOME FUND INC. (MHY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Managed High Income Fund Inc. for the twelve-month reporting period ended February 28, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

March 27, 2015

II	Western Asset Managed High Income Fund Inc.

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended February 28, 2015 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy continued to gain momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce reported that fourth quarter 2014 GDP growth was 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investments.

The U.S. manufacturing sector was another tailwind for the economy. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 53.2 in February 2014, the PMI generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. Manufacturing activity then moderated over the balance of the reporting period and the PMI was 52.9 in February 2015.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment was 6.6%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and fell to 5.5% in February 2015, the lowest level since May 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on March 18, 2015, after the reporting period ended, the Fed removed “patient” from its statement regarding when it may raise rates. Rather, the Fed said it “… anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2 percent objective over the medium term.”

Western Asset Managed High Income Fund Inc.	III

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

March 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Managed High Income Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks high current income. Capital appreciation is a secondary objective. The Fund invests primarily in high-yield corporate bonds, debentures and notes. The managers employ an actively managed approach that assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative) as well as identifying sector overweights and underweights. Risk and weightings are reviewed on a regular basis. The bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with the portfolio managers to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of volatility and produced mixed results versus equal-durationi Treasuries over the twelve months ended February 28, 2015. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)ii, and numerous geopolitical issues. However, these factors were overshadowed at times by solid demand from investors looking to generate incremental yield.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended February 28, 2015. Two-year Treasury yields rose from 0.33% at the beginning of the period to 0.63% at the end of the period. Their peak of 0.73% occurred toward the end of December 2014 and they were as low as 0.32% on March 3, 2014. Ten-year Treasury yields were 2.66% at the beginning of the period and reached a low of 1.68% at the end of January and early February 2015. Their peak of 2.82% occurred on April 2, 2014 and they ended the reporting period at 2.00%.

All told, the Barclays U.S. Aggregate Indexiii returned 5.05% for the twelve months ended February 28, 2015. Comparatively, high-yield bonds produced weaker results.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	1

Fund overview (cont’d)

High-yield spreads widened during the second half of the period, largely driven by weakness in the energy sector given the sharp decline in the price of oil. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”)iv gained 2.81%. During this period, as measured by the Index, lower-quality CCC-rated bonds underperformed higher-quality BB-rated securities, as they returned -1.06% and 5.58%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. In terms of sector positioning, we increased the Fund’s allocations to Telecommunication Services, Financials, and Energy. We moved Telecommunication Services closer to a market weight as we felt the relatively stable cash flow characteristics of this sector would help offset some of the secured and unsecured Energy risk we added. We remained positive on Financials during the reporting period, marginally adding to our overweight position. Financials continued to post consistently solid fundamental results and many of these companies increased their capital ratios. Furthermore, Financials is one of the few sectors that need permission from regulators to return capital to shareholders, which is a positive for bondholders. While we entered the third and fourth quarters of 2014 with what proved to be too much lower-quality Energy exposure, we did add more B-rated and BB-rated Energy names, such as California Resources Corp. at what we believe will prove an attractive entry point. We were also able to add both income to shareholders and an opportunity for longer-term capital appreciation. All told, we took Energy from an underweight to overweight position during the reporting period. In contrast, we reduced the Fund’s position in Basic Industry1 given concerns over fundamental performance specifically in the Metals and Mining portion of the sector. Finally, we actively participated in the new issue market and purchased securities that we felt were attractively valued.

From a credit quality perspective, we reduced the Fund’s underperforming overweight exposure to CCC-rated securities and reduced our underweight allocation to BB-rated securities. These ratings adjustments were made to reduce the Fund’s overall risk exposure.

We continued to emphasize credit risk over interest rate risk. However, we increased the duration of the portfolio during the reporting period, as it became apparent that low developed market sovereign yields were making U.S. government bonds appear relatively attractive. The Fund ended the period with an effective duration of 3.63 years, roughly a half a year shorter than the Index. We believe the Fund should prove to be less sensitive to changes in interest rates over time. The Fund employed U.S. Treasury futures to manage its duration positioning. The use of these instruments marginally detracted from the Fund’s performance. High-yield index swaps (CDX), which were used to manage our high-yield exposure, were a small contributor to performance. Finally, currency forwards were used to hedge the portfolio’s euro-denominated

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

2	Western Asset Managed High Income Fund Inc. 2015 Annual Report

bonds back to U.S. dollars. These currency hedges contributed to results with the U.S. dollar strengthening significantly versus the euro as we anticipated that the European Central Bank (“ECB”)v would embark on U.S. inspired quantitative easing programs. Overall, the use of derivative instruments was additive to the Fund’s performance during the reporting period.

Performance review

For the twelve months ended February 28, 2015, Western Asset Managed High Income Fund Inc. returned -0.24% based on its net asset value (“NAV”)vi and -2.74% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 2.81% for the same period. The Lipper High Yield Closed-End Funds Category Averagevii returned 0.54% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.42 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of February 28, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of February 28, 2015
Price Per Share	12-Month Total Return**
$5.87 (NAV)	-0.24	%†
$5.26 (Market Price)	-2.74	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Despite underperforming the Index, the Fund’s concentrations in select outperforming sectors added to relative results during the reporting period. In particular, the Fund’s overweight to the Transportation sector was beneficial for results. The sector performed well as it was viewed as being a beneficiary of falling oil prices. In addition, overweight to the Financials sector continued to contribute to the Fund’s results.

A number of individual holdings contributed to performance, including our overweight positions in First Data Corp. and Physiotherapy Associates Holdings. First Data Corp. is a global payment technology solutions company headquartered in Georgia. The company’s portfolio includes numerous merchant transaction processing services. After a prolonged period of weak results, the company introduced a new management team in 2013. This skilled team has subsequently turned around the

*	For the tax character of distributions paid during the fiscal year ended February 28, 2015, please refer to page 43 of this report.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	3

Fund overview (cont’d)

company and, in the fourth quarter of 2014, First Data reported its first quarterly profit in seven years. We continue to be optimistic about the company’s underlying fundamental and future prospects. Physiotherapy Associates Holdings is a national provider of outpatient rehabilitation and orthotics and prosthetics services. The company experienced headwinds due to both billing and accounting issues, and in May 2013, restructured its balance sheet as bondholders led the reorganization of the credit. In doing so, Western received equity in exchange for our original bond position and participated in the new financing of a secured loan. The valuation of the company has improved meaningfully since the workout took place due to successful management initiatives. We remain positive regarding the prospects for further recovery as we remain bullish on the company’s market position, which includes more than 500 outpatient rehabilitation clinics in 34 states.

Q. What were the leading detractors from performance?

A. Despite solid long-term performance from the Western Asset credit closed-end funds, including Western Asset Managed High Income Fund Inc., the one-year period ended February 28, 2015 proved challenging. The largest detractor from the Fund’s relative performance during the reporting period was its sector positioning. In particular, the Fund’s overweight in lower-quality Energy (the worst performing sector in the Index) negatively impacted results. Falling oil prices from an increase in supply and fears of lower global demand and slowing global growth sent several of our positions significantly lower.

Our ratings and duration biases also detracted from results. We reduced both our underweight to BB-rated securities and our overweight to CCC-rated securities, but our efforts proved to be too little too late, as longer duration, higher quality bonds remained in favor. This trend has started to reverse during the latter part of the reporting period as the Fed prepares to exit U.S. quantitative easing and rates have marginally risen off their recent lows.

Security selection, overall, also detracted from performance. In particular, overweight positions in select energy issuers, including Hercules Offshore Inc., Quicksilver Resources Inc. and Samson Investment Co., were negative for performance. These three energy-related companies were hurt by the previously mentioned sharp declining oil prices.

Thank you for your investment in Western Asset Managed High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 17, 2015

RISKS: The Fund’s investments are subject to liquidity risk, credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the fixed income securities held by the Fund. The Fund invests in high-yield bonds, or “junk bonds,” which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid,

4	Western Asset Managed High Income Fund Inc. 2015 Annual Report

may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are greater in emerging markets.

Portfolio holdings and breakdowns are as of February 28, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2015 were: Consumer Discretionary (18.2%), Energy (16.0%), Industrials (14.2%), Financials (13.5%) and Telecommunication Services (10.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 28, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2015 and February 28, 2014 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Spread duration (unaudited)

Economic exposure — February 28, 2015

Total Spread Duration
MHY	— 3.60 years
Benchmark	— 4.16 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MHY	— Western Asset Managed High Income Fund Inc.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — February 28, 2015

Total Effective Duration
MHY	— 3.63 years
Benchmark	— 4.13 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MHY	— Western Asset Managed High Income Fund Inc.

8	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Schedule of investments

February 28, 2015

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 91.4%
Consumer Discretionary — 16.4%
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000	$773,662
Diversified Consumer Services — 0.5%
Service Corp. International, Senior Notes	7.500%	4/1/27	695,000	813,150
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	500,000	526,250
Total Diversified Consumer Services				1,339,400
Hotels, Restaurants & Leisure — 4.0%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	530,000	457,125	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	151,416	155,277	(a)(b)(c)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	915,855	803,571	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	50,000	52,500
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	440,000	391,600	(a)
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	280,000	284,200	(a)(d)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000	827,750
CCM Merger Inc., Senior Notes	9.125%	5/1/19	930,000	1,016,025	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,070,000	1,043,250
Cleopatra Finance Ltd., Senior Secured Notes	6.500%	2/15/25	650,000	649,187	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	720,000	630,000	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	270,000	1,026	(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	550,000	589,875	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	400,000	419,500	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,976,000	2,141,490	(a)
Nathan’s Famous Inc., Senior Secured Notes	10.000%	3/15/20	210,000	218,925	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,240,000	1,255,500	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	145,000	154,425	(a)
Total Hotels, Restaurants & Leisure				11,091,226
Household Durables — 1.4%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,090,000	1,164,937	(a)(d)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000	900,550
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	650,000	661,375
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,090,000	1,062,750	(a)
Total Household Durables				3,789,612

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	9

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — 7.9%
Altice SA, Senior Secured Notes	7.750%	5/15/22	450,000		$465,750	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		308,850
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,720,000		1,808,150
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		263,125
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	410,000		464,838
DISH DBS Corp., Senior Notes	7.875%	9/1/19	580,000		656,125
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,110,000		1,186,312
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,630,000		1,625,925
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	750,000		740,625	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	840,000		749,700
MDC Partners Inc., Senior Notes	6.750%	4/1/20	150,000		158,438	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	882,022		890,842	(a)(d)
Nexstar Broadcasting Inc., Senior Notes	6.125%	2/15/22	690,000		705,525	(a)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	1,390,000		1,416,062	(a)
Numericable-SFR, Senior Secured Bonds	6.250%	5/15/24	1,360,000		1,397,740	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	821,000		1,015,207
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	361,000		441,333
Univision Communications Inc., Senior Notes	8.500%	5/15/21	780,000		840,450	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	81,000		88,290	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,200,000	EUR	1,470,432	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,470,502	(f)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000		1,638,350	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,030,000		1,111,112	(a)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	200,000		212,750	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	880,000		840,400	(a)
Total Media					21,966,833
Multiline Retail — 0.3%
Neiman Marcus Group LLC, Senior Notes	8.000%	10/15/21	500,000		528,125	(a)
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	185,000		190,088
Total Multiline Retail					718,213
Specialty Retail — 1.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		750,750
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,190,000		962,532	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	1,920,000		1,636,800	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	440,000		482,900	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	933,000		952,826	(a)(d)
Total Specialty Retail					4,785,808

See Notes to Financial Statements.

10	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 0.3%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	600,000	$531,000	(a)(d)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	440,000	365,200	(a)
Total Textiles, Apparel & Luxury Goods				896,200
Total Consumer Discretionary				45,360,954
Consumer Staples — 3.3%
Beverages — 0.7%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	620,000	616,900	(a)
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	610,000	611,525	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	670,000	785,575	(a)
Total Beverages				2,014,000
Food & Staples Retailing — 0.6%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	880,000	830,500	(a)
Family Tree Escrow LLC, Senior Notes	5.750%	3/1/23	650,000	687,375	(a)
Total Food & Staples Retailing				1,517,875
Food Products — 1.4%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	840,000	854,700	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	820,000	826,150	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,040,000	1,042,600	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	760,000	802,750	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	447,000	457,057	(a)
Total Food Products				3,983,257
Household Products — 0.3%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	360,000	395,550
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	210,000	226,800	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	170,000	153,319	(a)
Total Household Products				775,669
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	820,000	694,950
Total Consumer Staples				8,985,751
Energy — 15.3%
Energy Equipment & Services — 2.4%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,420,000	1,370,300
CGG, Senior Notes	7.750%	5/15/17	67,000	63,315
CGG, Senior Notes	6.500%	6/1/21	550,000	452,375
CGG, Senior Notes	6.875%	1/15/22	370,000	302,475

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	11

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	270,000	$249,750
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	620,000	489,800	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	670,000	557,775
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	600,000	177,000	(a)(c)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	1,350,000	401,625	(a)(c)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	200,000	151,000	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	280,000	188,475
Parker Drilling Co., Senior Notes	7.500%	8/1/20	920,000	800,400
SESI LLC, Senior Notes	7.125%	12/15/21	790,000	795,925
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	760,000	676,400	(a)
Total Energy Equipment & Services				6,676,615
Oil, Gas & Consumable Fuels — 12.9%
Approach Resources Inc., Senior Notes	7.000%	6/15/21	190,000	174,325
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,010,000	297,950
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	280,000	285,600
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,290,000	1,032,000
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	490,000	505,925	(a)
California Resources Corp., Senior Notes	5.500%	9/15/21	540,000	495,450	(a)
California Resources Corp., Senior Notes	6.000%	11/15/24	1,640,000	1,469,850	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	430,000	460,100
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	300,000	297,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	590,000	604,750
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	520,000	533,650
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	440,000	485,650
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	290,000	309,575
Comstock Resources Inc., Senior Notes	7.750%	4/1/19	940,000	587,500
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	610,000	381,250
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	860,000	899,775
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	850,000	858,500
CrownRock LP/CrownRock Finance Inc., Senior Notes	7.750%	2/15/23	610,000	631,350	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	680,000	843,084
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	470,000	497,940	(g)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,790,000	1,531,524	(a)

See Notes to Financial Statements.

12	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,730,000	$1,340,750
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,810,000	1,384,650
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	760,000	796,100
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	300,000	238,500	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,020,000	1,807,900
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	26,000	27,690
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,430,000	1,365,650	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	920,000	630,200	(e)
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	590,000	588,525	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	490,000	477,750	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	620,000	592,100
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	230,000	219,650	(a)
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	810,000	639,900
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,150,000	1,184,500	(a)
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	1,000,000	908,940
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	91,000	96,232
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	970,000	104,275
Rice Energy Inc., Senior Notes	6.250%	5/1/22	670,000	656,600
RSP Permian Inc., Senior Notes	6.625%	10/1/22	1,490,000	1,506,762	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	700,000	719,250
Samson Investment Co., Senior Notes	9.750%	2/15/20	780,000	269,100
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	2,830,000	2,603,600
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000	413,100	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	380,000	401,850
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	320,000	286,400	(a)
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	645,000	681,978
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,960,000	2,507,646
Total Oil, Gas & Consumable Fuels				35,632,346
Total Energy				42,308,961
Financials — 11.1%
Banks — 5.0%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	440,000	467,362	(g)(h)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,060,000	1,461,624	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,000,000	1,146,250

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	13

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	230,000		$245,920	(g)(h)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	620,000		633,175	(g)(h)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	170,000		220,416	(a)(g)(h)
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	400,000		422,073	(a)(g)(h)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	880,000		1,049,400	(a)(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	430,000		442,685	(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,470,000		1,486,695	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	350,000		358,531	(g)(h)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	370,000		380,638	(g)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	980,000		1,009,400	(h)
Novo Banco SA, Senior Notes	5.875%	11/9/15	300,000	EUR	342,681	(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000		840,850	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	730,000		819,647
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	230,000		273,953
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,350,000	AUD	1,229,465	(f)(g)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		622,149	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	310,000		327,825	(g)(h)
Total Banks					13,780,739
Capital Markets — 1.1%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	2,150,000		2,136,885	(a)(g)(h)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	670,000		868,360
Total Capital Markets					3,005,245
Consumer Finance — 1.2%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	611,000		733,200
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	460,000	EUR	519,180	(f)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	620,000		709,900
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	610,000		711,412
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	350,000		352,625	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	310,000		251,100	(a)
Total Consumer Finance					3,277,417
Diversified Financial Services — 2.5%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	1,370,000		1,421,375	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,520,000		2,888,550
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,815,000		2,259,675
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		527,750	(a)(g)
Total Diversified Financial Services					7,097,350

See Notes to Financial Statements.

14	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.5%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000	$486,450	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000	590,450	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000	463,500	(a)
Total Insurance				1,540,400
Real Estate Management & Development — 0.8%
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	880,000	919,600	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,160,000	1,225,250	(a)
Total Real Estate Management & Development				2,144,850
Total Financials				30,846,001
Health Care — 6.0%
Health Care Equipment & Supplies — 0.7%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	570,000	577,595	(a)(d)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,600,000	1,570,000
Total Health Care Equipment & Supplies				2,147,595
Health Care Providers & Services — 4.8%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	468,000	530,010
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	390,000	407,550
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,310,000	1,404,975
DJO Finance LLC/DJO Finance Corp., Senior Notes	7.750%	4/15/18	220,000	224,400
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,260,000	1,310,400
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	170,000	175,100
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,110,000	1,182,150
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	340,000	350,200	(a)
HCA Inc., Debentures	7.500%	11/15/95	2,345,000	2,345,000
HCA Inc., Notes	7.690%	6/15/25	490,000	565,950
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,410,000	1,471,687
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000	313,563	(a)
Kindred Healthcare Inc., Senior Secured Notes	8.750%	1/15/23	220,000	240,900	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	810,000	919,350
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	720,000	784,800
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,180,000	1,011,850
Total Health Care Providers & Services				13,237,885
Pharmaceuticals — 0.5%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	790,000	814,688	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	520,000	527,800	(a)
Total Pharmaceuticals				1,342,488
Total Health Care				16,727,968

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	15

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 13.8%
Aerospace & Defense — 1.2%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,140,000	$997,500	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000	591,250
Erickson Inc., Secured Notes	8.250%	5/1/20	1,181,000	968,420
GenCorp Inc., Secured Notes	7.125%	3/15/21	410,000	435,625
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	390,000	392,925	(a)
Total Aerospace & Defense				3,385,720
Air Freight & Logistics — 0.4%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	1,040,000	1,109,550	(a)
Airlines — 0.6%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000	325,950	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	303,802	327,346	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	232,222	269,842
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	166,482	187,709
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	80,000	83,000	(a)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	63,822	66,132
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	362,393	385,042
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	56,584	62,384
Total Airlines				1,707,405
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	790,000	707,050	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	90,000	96,975	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	810,000	848,475	(a)
Total Building Products				1,652,500
Commercial Services & Supplies — 2.3%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	440,000	432,300	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	470,000	514,650	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,790,000	1,765,388
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	440,000	479,600
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	762,000	811,530	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	503,000	535,695	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	1,416,000	1,579,987
West Corp., Senior Notes	5.375%	7/15/22	330,000	321,750	(a)
Total Commercial Services & Supplies				6,440,900

See Notes to Financial Statements.

16	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Construction & Engineering — 1.3%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	670,000		$505,850	(a)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	680,000		702,950	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	860,000		808,400	(a)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,020,000		999,600	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	820,000		619,100	(a)
Total Construction & Engineering					3,635,900
Electrical Equipment — 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000		588,000	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	510,000		518,925	(a)
Total Electrical Equipment					1,106,925
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	850,000		880,838
Machinery — 1.4%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	340,000		357,000	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,540,000		1,620,850	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	300,000		292,500	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	690,000		748,650
Onex Wizard Acquisition Co. II SCA, Senior Bonds	7.750%	2/15/23	310,000	EUR	365,118	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	490,000		518,175	(a)
Total Machinery					3,902,293
Marine — 0.9%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	512,000		515,840	(c)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,180,000		1,185,900	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	670,000		663,300
Total Marine					2,365,040
Road & Rail — 2.0%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	700,000		707,000	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	970,000		950,600	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	510,000		527,213	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,340,000		1,386,900	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	700,000		609,000	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,224,000		1,288,260
Total Road & Rail					5,468,973

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	17

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	790,000	$863,075	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	880,000	908,600
Total Trading Companies & Distributors				1,771,675
Transportation — 1.6%
CMA CGM, Senior Notes	8.500%	4/15/17	1,470,000	1,510,425	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	900,000	945,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,080,000	1,090,800	(a)(d)
Syncreon Group BV/Syncreon Global Finance U.S. Inc., Senior Notes	8.625%	11/1/21	950,000	845,500	(a)
Total Transportation				4,391,725
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	480,000	487,200	(a)
Total Industrials				38,306,644
Information Technology — 2.7%
Electronic Equipment, Instruments & Components — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	730,000	730,000
Internet Software & Services — 0.6%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	380,000	372,400	(a)(d)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000	653,425
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	486,000	516,983
Total Internet Software & Services				1,542,808
IT Services — 1.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	770,000	581,350	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	510,000	549,525	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	1,250,000	1,496,875
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	812,000	950,040
Interactive Data Corp., Senior Notes	5.875%	4/15/19	450,000	452,812	(a)
Total IT Services				4,030,602
Semiconductors & Semiconductor Equipment — 0.2%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	540,000	554,175	(a)
Software — 0.1%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	390,000	416,325	(a)
Technology Hardware, Storage & Peripherals — 0.1%
Project Homestake Merger Corp., Senior Notes	8.875%	3/1/23	140,000	141,750	(a)
Total Information Technology				7,415,660

See Notes to Financial Statements.

18	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 8.6%
Chemicals — 0.8%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	430,000		$437,525	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	420,000		395,850	(a)(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	582,000	EUR	660,242	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	250,000	EUR	305,252	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	200,000	EUR	244,201	(f)
Total Chemicals					2,043,070
Construction Materials — 0.3%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	700,000		675,500	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	260,000		247,000	(a)
Total Construction Materials					922,500
Containers & Packaging — 3.0%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	709,813		741,755	(a)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,060,000		1,142,150	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	260,000		261,300	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	680,000		729,300	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	141,176		140,824	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	830,000		840,375	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	370,000		361,212	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	870,000		909,150	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	1,000,000		1,020,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,390,000		1,445,600
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	560,000		570,500	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	150,000		155,437
Total Containers & Packaging					8,317,603
Metals & Mining — 3.5%
ArcelorMittal, Senior Notes	7.000%	2/25/22	140,000		158,578
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	710,000		694,025	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,010,000		909,000
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	240,000		227,700	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	970,000		814,800	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	860,000		68,800	(a)(c)(e)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	19

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	9,114		$0	(a)(b)(c)(i)
Prince Mineral Holding Corp., Senior Secured Notes	12.500%	12/15/19	700,000		703,500	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,240,000		1,204,350	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,110,000		1,137,750
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	480,000		505,200	(a)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	570,000	EUR	674,536	(a)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	940,000		1,034,000	(a)(d)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	550,000		481,250	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	570,000		507,300
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	550,000		570,625
Total Metals & Mining					9,691,414
Paper & Forest Products — 1.0%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,900,000		1,313,375	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	580,000		562,600
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Bonds	11.750%	1/15/19	480,000		475,800
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	498,000		393,420
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	70,000		68,950
Total Paper & Forest Products					2,814,145
Total Materials					23,788,732
Telecommunication Services — 10.5%
Diversified Telecommunication Services — 5.2%
CCOH Safari LLC, Senior Bonds	5.500%	12/1/22	70,000		72,538
CCOH Safari LLC, Senior Bonds	5.750%	12/1/24	110,000		114,125
CenturyLink Inc., Senior Notes	5.800%	3/15/22	1,710,000		1,825,425
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	115,000		110,113
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	750,000		787,125	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	1,940,000		1,843,000
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,500,000		1,563,750
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	370,000		388,962
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	70,000		75,615
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,280,000		1,401,600
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	350,000		372,312
Level 3 Financing Inc., Senoir Notes	5.625%	2/1/23	730,000		755,550	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	990,000		1,136,163

See Notes to Financial Statements.

20	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Windstream Corp., Senior Notes	7.750%	10/1/21	460,000		$466,900
Windstream Corp., Senior Notes	7.500%	4/1/23	2,420,000		2,389,750
Windstream Corp., Senior Notes	6.375%	8/1/23	790,000		729,762
Ziggo Bond Finance BV, Senior Notes	5.875%	1/15/25	270,000		283,500	(a)
Total Diversified Telecommunication Services					14,316,190
Wireless Telecommunication Services — 5.3%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	100,000	EUR	119,878	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,600,000		1,674,000	(a)
Altice Finco SA, Senior Notes	7.625%	2/15/25	400,000		417,204	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	400,000		378,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,025,000		4,271,531
Sprint Communications Inc., Senior Notes	6.000%	12/1/16	60,000		63,075
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,480,000		1,724,200	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,540,000		1,597,750
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	790,000		823,575
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	300,000		320,028
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,390,000		1,453,259
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	1,160,000		1,057,363	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	530,000		470,248	(f)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	350,000		310,541	(a)
Total Wireless Telecommunication Services					14,680,652
Total Telecommunication Services					28,996,842
Utilities — 3.7%
Electric Utilities — 1.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,290,000		1,419,000
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	212,310		225,580
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,210,000		1,312,850
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	120,845		122,053
Total Electric Utilities					3,079,483
Independent Power and Renewable Electricity Producers — 2.6%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	470,000		491,150
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	572,000		644,930	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,460,000		1,572,245	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,270,000		1,276,350	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	50,065		52,068
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,318,821		2,527,514

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	21

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power and Renewable Electricity Producers — continued
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	570,000	$594,225	(a)
Total Independent Power and Renewable Electricity Producers				7,158,482
Total Utilities				10,237,965
Total Corporate Bonds & Notes (Cost — $250,353,645)				252,975,478
Convertible Bonds & Notes — 0.2%
Materials — 0.2%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	230,000	210,881
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	612,788	471,847	(a)(c)(d)
Total Convertible Bonds & Notes (Cost — $824,244)				682,728
Senior Loans — 3.0%
Consumer Discretionary — 1.4%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000	724,644	(j)(k)
Specialty Retail — 0.9%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	340,000	240,380	(j)(k)
Petsmart Inc., Bridge Term Loan	—	4/1/16	2,300,000	2,300,000	(b)(c)(k)(l)
Total Specialty Retail				2,540,380
Textiles, Apparel & Luxury Goods — 0.2%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	450,000	416,250	(j)(k)
Total Consumer Discretionary				3,681,274
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	300,000	298,125	(j)(k)
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	590,000	590,000	(j)(k)
Health Care — 0.5%
Health Care Providers & Services — 0.5%
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	1/2/17	640,000	639,600	(c)(j)(k)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	730,000	719,050	(j)(k)
Total Health Care				1,358,650
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	539,577	553,516	(j)(k)

See Notes to Financial Statements.

22	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 0.6%
Independent Power and Renewable Electricity Producers — 0.6%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	1,720,558	$1,731,311	(j)(k)
Total Senior Loans (Cost — $8,249,399)				8,212,876

			Shares
Common Stocks — 2.3%
Consumer Discretionary — 0.4%
Automobiles — 0.4%
Ford Motor Co.			48,092	785,823
General Motors Co.			11,196	417,723
Total Automobiles				1,203,546
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			46,919	0	*(b)(c)(i)
Total Consumer Discretionary				1,203,546
Energy — 0.3%
Energy Equipment & Services — 0.3%
KCAD Holdings I Ltd.			151,493,610	928,656	*(b)(c)
Financials — 0.9%
Banks — 0.9%
Citigroup Inc.			29,040	1,522,277
JPMorgan Chase & Co.			13,508	827,770
Total Financials				2,350,047
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Physiotherapy Associates Holdings Inc.			8,800	730,400	*(b)(c)
Industrials — 0.4%
Marine — 0.4%
DeepOcean Group Holding AS			58,920	768,435	*(b)(c)
Horizon Lines Inc., Class A Shares			417,516	275,560	*(c)
Total Industrials				1,043,995
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			1,863,035	123,741	*
Total Common Stocks (Cost — $8,155,177)				6,380,385

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	23

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed High Income Fund Inc.

Security	Rate		Shares	Value
Convertible Preferred Stocks — 0.3%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Rex Energy Corp.	6.000%		5,100	$250,104
SandRidge Energy Inc.	8.500%		6,600	335,346
Total Energy				585,450
Health Care — 0.1%
Pharmaceuticals — 0.1%
Actavis PLC	5.500%		147	150,822
Total Convertible Preferred Stocks (Cost — $1,297,525)				736,272
Preferred Stocks — 1.5%
Financials — 1.5%
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%		118,121	3,074,690	(g)
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.875%		46,675	1,239,688	(g)
Total Preferred Stocks (Cost — $4,131,949)				4,314,378

		Expiration Date	Warrants
Warrants — 0.0%
Jack Cooper Holdings Corp.		12/15/17	1,198	83,860	*(a)
Jack Cooper Holdings Corp.		5/6/18	558	39,060	*(a)
Total Warrants (Cost — $30,507)				122,920
Total Investments — 98.7% (Cost — $273,042,446#)				273,425,037
Other Assets in Excess of Liabilities — 1.3%				3,472,684
Total Net Assets — 100.0%				$276,897,721

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Illiquid security (unaudited).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	The coupon payment on these securities is currently in default as of February 28, 2015.

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

See Notes to Financial Statements.

24	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Western Asset Managed High Income Fund Inc.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	All or a portion of this loan is unfunded as of February 28, 2015. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is $274,307,691.

Abbreviations used in this schedule:
AUD	— Australian Dollar
DIP	— Debtor-in-Possession
EUR	— Euro
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	25

Statement of assets and liabilities

February 28, 2015

Assets:
Investments, at value (Cost — $273,042,446)	$273,425,037
Foreign currency, at value (Cost — $54,397)	51,854
Cash	1,907,874
Interest and dividends receivable	5,490,291
Receivable for securities sold	1,301,953
Unrealized appreciation on forward foreign currency contracts	114,261
Deposits with brokers for open futures contracts	57,996
Deposits with brokers for centrally cleared swaps	1,577
Prepaid expenses	43,098
Total Assets	282,393,941

Liabilities:
Payable for securities purchased	5,220,578
Investment management fee payable	168,585
Payable to broker — variation margin on open futures contracts	5,469
Directors’ fees payable	3,446
Accrued expenses	98,142
Total Liabilities	5,496,220
Total Net Assets	$276,897,721

Net Assets:
Par value ($0.001 par value; 47,203,436 shares issued and outstanding; 500,000,000 shares authorized)	$47,203
Paid-in capital in excess of par value	328,720,648
Undistributed net investment income	233,450
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(52,562,867)
Net unrealized appreciation on investments, futures contracts and foreign currencies	459,287
Total Net Assets	$276,897,721

Shares Outstanding	47,203,436

Net Asset Value	$5.87

See Notes to Financial Statements.

26	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Statement of operations

For the Year Ended February 28, 2015

Investment Income:
Interest	$21,578,119
Dividends	415,221
Total Investment Income	21,993,340

Expenses:
Investment management fee (Note 2)	2,312,721
Transfer agent fees	94,162
Audit and tax fees	55,050
Directors’ fees	45,063
Stock exchange listing fees	43,781
Shareholder reports	32,380
Fund accounting fees	29,549
Legal fees	29,180
Insurance	6,342
Custody fees	2,874
Miscellaneous expenses	10,737
Total Expenses	2,661,839
Net Investment Income	19,331,501

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,011,030)
Futures contracts	(701,515)
Swap contracts	(184,943)
Foreign currency transactions	980,065
Net Realized Loss	(2,917,423)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(17,520,788)
Futures contracts	29,989
Swap contracts	214,458
Foreign currencies	152,593
Change in Net Unrealized Appreciation (Depreciation)	(17,123,748)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(20,041,171)
Decrease in Net Assets from Operations	$(709,670)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	27

Statements of changes in net assets

For the Years Ended February 28,	2015	2014

Operations:
Net investment income	$19,331,501	$20,654,691
Net realized gain (loss)	(2,917,423)	5,695,527
Change in net unrealized appreciation (depreciation)	(17,123,748)	(2,411,610)
Increase (Decrease) in Net Assets from Operations	(709,670)	23,938,608

Distributions to Shareholders From (Note 1):
Net investment income	(19,683,834)	(21,099,936)
Decrease in Net Assets from Distributions to Shareholders	(19,683,834)	(21,099,936)
Increase (Decrease) in Net Assets	(20,393,504)	2,838,672

Net Assets:
Beginning of year	297,291,225	294,452,553
End of year*	$276,897,721	$297,291,225
*Includesundistributed (overdistributed) net investment income, respectively, of:	$233,450	$(645,604)

See Notes to Financial Statements.

28	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:
	2015[1]	2014[1]	2013[1]	2012[1,2]	2011[1]

Net asset value, beginning of year	$6.30	$6.24	$5.94	$6.24	$5.77

Income (loss) from operations:
Net investment income	0.41	0.44	0.47	0.48	0.52
Net realized and unrealized gain (loss)	(0.42)	0.07	0.32	(0.25)	0.54
Total income (loss) from operations	(0.01)	0.51	0.79	0.23	1.06

Less distributions from:
Net investment income	(0.42)	(0.45)	(0.49)	(0.53)	(0.59)
Total distributions	(0.42)	(0.45)	(0.49)	(0.53)	(0.59)

Net asset value, end of year	$5.87	$6.30	$6.24	$5.94	$6.24

Market price, end of year	$5.26	$5.83	$6.30	$6.21	$6.27
Total return, based on NAV[3,4]	(0.24)%	8.47%	13.94%	4.12%	19.31%
Total return, based on Market Price[5]	(2.74)%	(0.05)%	9.93%	8.32%	14.91%

Net assets, end of year (millions)	$277	$297	$294	$279	$291

Ratios to average net assets:
Gross expenses	0.92%	0.93%	0.91%	0.92%	0.92%
Net expenses[6]	0.92	0.93	0.91	0.92	0.92
Net investment income	6.69	7.03	7.76	8.15	8.75

Portfolio turnover rate	39%	48%	50%	54%	96%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation

30	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Managed High Income Fund Inc. 2015 Annual Report	31

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$44,402,106	$958,848		$45,360,954
Materials	—	23,788,732	0	*	23,788,732
Other corporate bonds & notes	—	183,825,792	—		183,825,792
Convertible bonds & notes	—	682,728	—		682,728
Senior loans	—	8,212,876	—		8,212,876
Common stocks:
Consumer discretionary	$1,203,546	—	0	*	1,203,546
Energy	—	—	928,656		928,656
Health care	—	—	730,400		730,400
Industrials	275,560	—	768,435		1,043,995
Other common stocks	2,473,788	—	—		2,473,788
Convertible preferred stocks:
Energy	335,346	250,104	—		585,450
Other convertible preferred stocks	150,822	—	—		150,822
Preferred stocks	4,314,378	—	—		4,314,378
Warrants	—	122,920	—		122,920
Total investments	$8,753,440	$261,285,258	$3,386,339		$273,425,037
Other financial instruments:
Forward foreign currency contracts	—	$114,261	—		$114,261
Total	$8,753,440	$261,399,519	$3,386,339		$273,539,298

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$21,262	—	—		$21,262

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

32	Western Asset Managed High Income Fund Inc. 2015 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary		Energy	Materials		Utilities		Total
Balance as of February 28, 2014	$770,339		$1,438,012	—		$0	*	$2,208,351
Accrued premiums/discounts	13,886		6,598	—		—		20,484
Realized gain (loss)[1]	—		(260,482)	—		(88,386)		(348,868)
Change in unrealized appreciation (depreciation)[2]	(96,028)		(61,369)	—		89,306		(68,091)
Purchases	270,651		200,652	$0	*	—		471,303
Sales	—		(1,323,411)	—		(920)		(1,324,331)
Transfers into Level 3	—		—	—		—		—
Transfers out of Level 3	—		—	—		—		—
Balance as of February 28, 2015	$958,848		—	$0	*	—		$958,848
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2015[2]	$(96,028)		—	—		—		$(96,028)

	Common Stocks
Investments in Securities	Consumer Discretionary		Energy	Health Care		Industrials		Total
Balance as of February 28, 2014	$93,838		$764,588	—		$1,872,631		$2,731,057
Accrued premiums/discounts	—		—	—		—		—
Realized gain (loss)[1]	—		—	—		—		—
Change in unrealized appreciation (depreciation)[2]	(93,838)		164,068	$27,055		(1,104,196)		(1,006,911)
Purchases	—		—	703,345		—		703,345
Sales	—		—	—		—		—
Transfers into Level 3	—		—	—		—		—
Transfers out of Level 3	—		—	—		—		—
Balance as of February 28, 2015	$0	*	$928,656	$730,400		$768,435		$2,427,491
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2015[2]	$(93,838)		$164,068	$27,055		$(1,104,196)		$(1,006,911)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	33

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

34	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2015, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended February 28, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the

Western Asset Managed High Income Fund Inc. 2015 Annual Report	35

Notes to financial statements (cont’d)

Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

36	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	37

Notes to financial statements (cont’d)

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At February 28, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

38	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of February 28, 2015, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and

Western Asset Managed High Income Fund Inc. 2015 Annual Report	39

Notes to financial statements (cont’d)

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,231,387	$(1,231,387)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended February 28, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$125,631,568	—
Sales	109,952,321	$157,763

40	Western Asset Managed High Income Fund Inc. 2015 Annual Report

At February 28, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,368,290
Gross unrealized depreciation	(14,250,944)
Net unrealized depreciation	$(882,654)

At February 28, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	35	6/15	$4,451,628	$4,472,890	$(21,262)

At February 28, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,997,256	EUR	4,373,143	Citibank N.A.	5/13/15	$99,270
USD	343,971	EUR	300,000	Citibank N.A.	5/13/15	7,966
USD	304,368	EUR	265,481	Royal Bank of Scotland PLC	5/13/15	7,025
Total						$114,261

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2015.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$114,261

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$21,262

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	41

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(701,515)	—	—	$(701,515)
Swap contracts	—	—	$(184,943)	(184,943)
Forward foreign currency contracts[1]	—	$1,051,710	—	1,051,710
Total	$(701,515)	$1,051,710	$(184,943)	$165,252

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$29,989	—	—	$29,989
Swap contracts	—	—	$214,458	214,458
Forward foreign currency contracts[1]	—	$172,904	—	172,904
Total	$29,989	$172,904	$214,458	$417,351

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended February 28, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$13,411,048
Forward foreign currency contracts (to sell)	6,003,548

Average Notional Balance
Credit default swap contracts (to buy protection)†	$5,001,992

†	At February 28, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at February 28, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$114,261	—	$114,261

42	Western Asset Managed High Income Fund Inc. 2015 Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at February 28, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$5,469	$(5,469)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to February 28, 2015

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
3/20/2015	3/27/2015	$0.0345
4/17/2015	4/24/2015	$0.0345
5/22/2015	5/29/2015	$0.0345

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$19,683,834	$21,099,936

As of February 28, 2015, the components of accumulated earnings on a tax basis were as follows:

Total undistributed earnings	$431,691
Deferred capital losses*	(3,750,476)
Capital loss carryforward**	(47,568,408)
Other book/tax temporary differences(a)	(176,979)
Unrealized appreciation (depreciation)(b)	(805,958)
Total accumulated earnings (losses) — net	$(51,870,130)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the fund’s capital loss carryforward may be utilized.

Western Asset Managed High Income Fund Inc. 2015 Annual Report	43

Notes to financial statements (cont’d)

**	As of February 28, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
2/28/2017	$(6,640,949)
2/28/2018	(35,714,593)
2/28/2019	(5,212,866)
$(47,568,408)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

44	Western Asset Managed High Income Fund Inc. 2015 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Managed High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Managed High Income Fund Inc. (the “Fund”), including the schedule of investments, as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Managed High Income Fund Inc. as of February 28, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 16, 2015

Western Asset Managed High Income Fund Inc. 2015 Annual Report	45

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Managed High Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset and Western Asset London together are hereinafter referred to as the “Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2014, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of Western Asset London helps to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

46	Western Asset Managed High Income Fund Inc.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

Western Asset Managed High Income Fund Inc.	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the reputation and the particular investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of eight funds for the 1-year period ended June 30, 2014, six funds for the 3-year period ended that date, and four funds for each of the 5- and 10-year periods ended that date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked sixth among the funds in the Performance Universe for the 1-year period ending June 30, 2014 (first being best in these performance rankings); fifth among the funds in the Performance Universe for the 3-year period ended that date; and third among the funds in the Performance Universe for each of the 5- and 10-year periods ended that date. The Fund’s performance for each of the periods was worse than the Performance Universe median. The Board considered that the Fund’s performance for the 10-year period was achieved, in part, by a predecessor portfolio management team. The Manager attributed the Fund’s underperformance relative to the Performance Universe to an overweight to lower quality bonds during certain periods beginning 2008 when riskier securities underperformed and an underweight to financials which have performed well since the credit crisis in 2008. The Manager noted, among other things, that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark. The Manager expressed its belief that the Fund performed well on an absolute basis during the periods. On a net asset value basis, the Fund underperformed its benchmark for the 1-, 3- and 10-year periods ended June 30, 2014 but outperformed its benchmark for the 5-year period ended such date.

48	Western Asset Managed High Income Fund Inc.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to Western Asset London under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other nonleveraged high yield closed-end funds, as classified by Lipper. The seven funds in the Expense Universe, which included three other Legg Mason Closed-end Funds managed by Western Asset, had average net common share assets ranging from $48.8 million to $700.0 million. Three of the other Expense Universe funds were larger than the Fund and two were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked second among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings) and was at the Expense Universe median for each of those expense components. The Fund’s actual total expenses ranked fourth among the funds in the Expense Universe and were at the Expense Universe median. The Board noted that the small number of funds in the Expense Universe, which included funds varying widely in size and three other Legg Mason Closed-end Funds managed by Western Asset, made meaningful expense comparisons difficult.

Western Asset Managed High Income Fund Inc.	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2014 and March 31, 2013. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fee for Western Asset London is paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 4 percent during the period

50	Western Asset Managed High Income Fund Inc.

covered by the analysis but remained at a level that the Board did not consider such as to support a determination against continuation of the Management Agreement in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Managed High Income Fund Inc.	51

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Managed High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Robert D. Agdern[1]
Year of birth	1950
Position(s) held with Fund[2]	Director and Member of Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University since 2002; Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

52	Western Asset Managed High Income Fund Inc.

Independent Directors cont’d

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 1993
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Professor of French and Italian (2009 to 2014) at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2008
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

Western Asset Managed High Income Fund Inc.	53

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2001
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[2]	Director and Member of Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2013
Principal occupation(s) during past five years	Senior Vice President and Chief Financial Officer, ConnectWise, Inc (software and services company) (since 2015) and Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2014); formerly CFO, Press Ganey Associates (health care informatics company) (2012-2014); Managing Director and CFO, Houlihan Lokey (international investment bank and advisory firm) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executivsearch and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2008
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

54	Western Asset Managed High Income Fund Inc.

Interested Director and Officer:

Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[2]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[2] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	147
Other board memberships held by Director during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[2]	Chief Compliance Officer
Term of office[2] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[2]	Identity Theft Prevention Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Managed High Income Fund Inc.	55

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[2]	Secretary and Chief Legal Officer
Term of office[2] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[2]	Assistant Secretary
Term of office[2] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[2]	Principal Financial Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

56	Western Asset Managed High Income Fund Inc.

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[2]	Treasurer
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[2]	Senior Vice President
Term of office[2] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Effective January 1, 2015, Mr. Agdern became a Director.

[2]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2017, year 2015 and year 2016, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[3]	Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

Western Asset Managed High Income Fund Inc.	57

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

58	Western Asset Managed High Income Fund Inc.

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Managed High Income Fund Inc.	59

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If the market price of the Common Stock is less than the net asset value of the Common Stock, a broker-dealer not affiliated with Legg Mason, Inc., as purchasing agent for Plan participants (“Purchasing Agent”), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. AST will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

60	Western Asset Managed High Income Fund Inc.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

Western Asset Managed High Income Fund Inc.	61

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2015:

Record date:	Monthly	Monthly
Payable date:	March 2014 - December 2014	January 2015 - February 2015
Ordinary income:
Qualified dividend income for individuals	1.52%	1.65%
Dividends qualifying for the dividends
received deduction for corporations	1.15%	1.33%

The following information is applicable to non-U.S. resident shareholders:

68% of the ordinary income distributions paid monthly by the Fund to shareholders from March 2014 through December 2014 and 80% of the ordinary distributions paid monthly by the Fund during January and February 2015 represent Qualified Net Interest Income and Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

62	Western Asset Managed High Income Fund Inc.

Western Asset

Managed High Income Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

Western Asset Managed High Income Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

MHY

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Managed High Income Fund Inc.

Western Asset Managed High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX010547 4/15 SR15-2444

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending February 28, 2014 and February 28, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $49,450 in February 28, 2014 and $49,950 in February 28, 2015.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in February 28, 2014 and $0 in February 28, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,500 February 28, 2014 and $4,550 in February 28, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Managed High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Worldwide Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services does not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Managed High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2014 and February 28, 2015; Tax Fees were 100% and 100% February 28, 2014 and February 28, 2015; and Other Fees were 100% and 100% for February 28, 2014 and February 28, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Managed High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Managed High Income Fund Inc. during the reporting period were $0 in 2015.

(h) Yes. Western Asset Managed High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Worldwide Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern (Effective January 1, 2015, Mr. Agdern became a member of the Audit Committee and the Board of Directors.)

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

Jeswald W. Salacuse (Effective June 30, 2014, Mr. Salacuse retired from the Audit Committee and the Board of Directors.)

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company (“WA”) and Western Asset Management Company Limited ((“WAML”) together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contains a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years and currently Deputy Chief Investment Officer of Western Asset; formerly, Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of February 28, 2015.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
	Other Registered Investment Companies	104	$195.6 billion	None	None
S. Kenneth Leech‡	Other Pooled Vehicles	269	$92.1 billion	10	$2.0 billion
	Other Accounts	638	$172.3 billion	54	$17.3 billion

	Other Registered Investment Companies	40	$40.3 billion	None	None
Michael C. Buchanan ‡	Other Pooled Vehicles	73	$34.6 billion	4	$1.3 billion
	Other Accounts	182	$51.9 billion	20	$7.7 billion

	Other Registered Investment Companies	9	$3.7 billion	None	None
Christopher Kilpatrick ‡	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of
February 28, 2015.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Christopher F. Kilpatrick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed High Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 15, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 15, 2015